UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2020

IDEAYA Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38915	47-4268251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7000 Shoreline Court, Suite 350

South San Francisco, California 94080
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 443-6209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IDYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On March 11, 2020, IDEAYA Biosciences, Inc. (the “Company”) announced that on March 5, 2020 it had entered into an Amendment No. 2 (the “Amendment”) to the Evaluation, Option and License Agreement (the “Agreement”) between the Company and Cancer Research Technologies, or CRT, also known as Cancer Research UK, and the University of Manchester, with an effective date of March 3, 2020.  The Amendment reduces the license fee due at exercise of the Company’s option to certain license rights and extends the research period and option period during which the Company has rights to exercise its option for up to four (4) years from the effective date of the Amendment. The extended option period covers an additional 12 month collaborative research plan with an additional eighteen month extension contingent upon the Company’s certification of ongoing research activities and up to a further eighteen month extension thereafter subject to the payment of option extension fees, which together with the reduced license fee would equal the original license fee.  The Amendment also amends the research plan under the Agreement and increases the percentage of sublicense revenue to be paid to the Company by CRT if the Company doesn’t exercise its option and CRT licenses product intellectual property to a third party.

The foregoing is only a summary description of the terms of the Amendment, does not purpose to be complete and is qualified in its entirety by reference to the Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

On March 11, 2020 the Company issued a press release announcing the Amendment. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAYA BIOSCIENCES, INC.
Date: March 11, 2020	By: /s/ Yujiro Hata Yujiro Hata President and Chief Executive Officer